OPPENHEIMER U.S. GOVERNMENT TRUST
     Supplement dated July 15, 1997 to the
     Prospectus dated November 1, 1996

The Prospectus is changed as follows:

1. The Supplement dated May 1, 1997 to the Prospectus is replaced by this supplement.

2.   The first footnote under the "Shareholder Transaction
Expenses" table on page 3 is replaced with the following:

       1. If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge") in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares", below.

3. The fourth sentence in the sub-section captioned "Who Manages the Fund " in "A Brief Overview of the Fund " on page 6 is revised to read as follows:

     Effective July 15, 1997, the Fund s portfolio manager, who is primarily responsible for the selection of the Fund s securities, is Jerry A. Webman.

4. The sub-section captioned Portfolio Manager in How the Fund is Managed-The Manager and Its Affiliates on page 18 is revised as follows:

     Effective July 15, 1997, the Fund s portfolio manager is Jerry
     A. Webman. Mr. Webman is a Senior Vice President of the Manager and Vice President of the Fund and is the individual principally responsible for the day-to-day management of the Fund s portfolio. Mr. Webman also serves as an officer and portfolio manager of other Oppenheimer funds. Previously he was an officer and analyst with Prudential Mutual Fund - Investment Management, Inc.

5.   The first and second sentences in the sub-section captioned
"Class A Shares" in "How to Buy Shares-Classes of Shares" on page
24 are revised to read as follows:

     If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge"). If you purchase Class A shares as part of an

                                                                [continued]
     investment of at least $1 million ($500,000 for Retirement
     Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

6. The following sentence is added to the end of the sub-section captioned "How Does It Affect Payments To My Broker?" in "How to
Buy Shares-Which Class of Shares Should You Choose?" on page 26:


     The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

7. The first, second and third paragraphs in the sub-section captioned "Class A Contingent Deferred Sales Charge" in "How to Buy Shares-Buying Class A Shares" on pages 28 and 29 are revised to read as follows:

     There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

        Purchases aggregating $1 million or more;

        Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more;

        Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases; or

        Purchases by a retirement plan qualified under section
401(a) if the retirement plan has total plan assets of $500,000 or more.

     The Distributor pays dealers of record a commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer
commission.   No sales commission will be paid to the dealer,
broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

8.   The second sentence in the sub-section captioned "Special
Arrangements with Dealers" in "How to Buy Shares-Buying Class A
Shares" on page 29 is deleted.

9. The third sentence of the second paragraph of "Right of Accumulation" in "How to Buy Shares-Reduced Sales Charges for Class A Share Purchases " on page 29 is replaced by the following:

     The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

10. The seventh subparagraph under "Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers" in
"Waivers of Class A Sales Charges" on page 30 is deleted and replaced with the following subparagraph:

        (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own
accounts, in each  case  if   those  purchases  are  made  through
a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

11.  The section captioned "Waivers of the Class A Contingent
Deferred Sales Charge for Certain Redemptions " in "Waivers of
Class A Sales Charges -" on page 31 is revised to read as follows:

     The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

        to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

        involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

         if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

        if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

        for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

        for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess

                                                                [continued]

contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

        for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

        for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

11. The following sentence is added to the end of the fourth paragraph in the sub-section captioned "Distribution and Service
Plans for Class B and Class C Shares" on page 35:

     If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

12. The following is added as a new penultimate sentence to the fifth paragraph in the sub-section captioned "Distribution and Service Plans for Class B and Class C shares" on page 35:

     If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

13. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 36 is replaced with the following and a new sub-section (6) is added as follows:

       distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans . . . (6) for loans to participants or beneficiaries.

14. The following sub-paragraph is added at the end of "Waivers for Shares Sold or Issued in Certain Transactions" in "Waivers of
Class B and Class C Sales Charges" on page 36:

        Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

15. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "PhoneLink" on page 37:

     Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

July 15, 1997                                                    PSP220.010

                     Oppenheimer U.S. Government Trust
                   Supplement dated July 15, 1997 to the
        Statement of Additional Information Dated November 1, 1996

The Statement of Additional Information is amended as follows:

1. The third biographical paragraph in the section How the Fund is Managed on page 16 for David Rosenberg is replaced with the following:

     Jerry A. Webman, Vice President and Portfolio Manager; Age 46 Senior Vice President of the Manager, an officer of other
     Oppenheimer funds; previously an officer and analyst with Prudential Mutual Fund - Investment Management, Inc.

July 15, 1997                                                   SAI0220.005